SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) June 10, 1998 (May 12, 1998)



                           AMERICAN TOWER CORPORATION
             (Exact name of registrant as specified in its Charter)

         Delaware                   001-14195                   65-0723837
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

                 116 Huntington Avenue
                 Boston, Massachusetts                    02116
         (Address of principal executive offices)      (Zip Code)

                                 (617) 375-7500
              (Registrant's telephone number, including area code)

                       American Tower Systems Corporation
          (Former name or former address, if changed since last report)








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Item 2.  Acquisition or Disposition of Assets.

On June 8, 1998, American Tower Corporation (formerly American Tower Systems Corporation, the "Company") consummated the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") by and between American Tower Systems Corporation, a Delaware Corporation, and American Tower Corporation ("ATC"), a Delaware Corporation, dated as of December 12, 1997, and as amended as of June 5, 1998, whereby ATC was merged (the "Merger") with and into the Company. Pursuant to the Merger Agreement, the Company issued 30,034,750 shares of Class A Common Stock (including options to purchase
1,252,364 shares) and borrowed approximately $57.0 million under the Company's credit agreement. The Company paid off approximately $118.3 million of assumed debt and $4.5 million of redeemable preferred stock assumed in connection with the Merger. Upon consummation of the Merger, the Company changed its name from American Tower Systems Corporation to American Tower Corporation.

Immediately following the Merger, Fred R. Lummis, the Chief Executive Officer and President of ATC, and Randall Mays, the Chief Financial Officer and an Executive Vice President of Clear Channel Communications, Inc. were elected to the Board of Directors of the Company and Joseph L. Winn, the Company's Chief Financial Officer and Treasurer, resigned as a director of the Company.

ATC is a leading independent owner and operator of wireless Communications towers with approximately 900 towers (including pending acquisitions of approximately 60 towers) in 32 states, of which approximately 125 towers are managed for a third party owner.

See Item 7. below for financial statement and exhibit information.


Item 5. Other Events.

On June 5, 1998, the Company became listed on the New York Stock Exchange under the symbol "AMT", as a result of a distribution of its shares by its former parent, American Radio Systems Corporation, which completed its merger with CBS Corporation as of June 4, 1998.

On June 4, 1998, the Company privately placed shares of it Series Redeemable Pay-In-Kind Preferred Stock, having an initial liquidation preference of $300.0 million (the "Interim Preferred Stock"), to certain institutional investors in order to finance the Company's obligation to CBS Corporation with respect to the CBS merger tax reimbursement. Proceeds of the public equity offering described below will be used to redeem the Interim Preferred Stock at a price equal to 101% of the then aggregate liquidation preference together with accrued and unpaid dividends.




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On May 12, 1998, the Company filed with the  Securities and Exchange  Commission
(the "Commission") a registration statement relating to the offering (the "Offering") of an aggregate of 23,619,871 shares of Class A Common Stock, of which 20,000,000 shares are to be sold on behalf of the Company. Proceeds of the Company's offering will be used to redeem the Interim Preferred Stock that was issued on June 4, 1998, and to reduce bank borrowings. The Offering is subject to various conditions, including prevailing market conditions. The registration statement relating to these securities has been filed with the Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Copies of the Prospectus relating to the Offering may be obtained from Credit Suisse First Boston, Prospectus Department, 11 Madison Avenue, New York, New York 10010,
(212) 325-2000.


On May 21, 1998 American Tower Systems (Delaware), Inc. ("ATSI"), a subsidiary of the Company consummated the Asset Purchase Agreement dated as of January 23, 1998, by and among ATSI, Midcontinent Media, Inc. a South Dakota corporation and a wholly-owned subsidiary of Midcontinent ("MTC"), Wit Communications, Inc. a Delaware Corporation and wholly-owned subsidiary of MTC ("WIT") and Washington International Teleport, Inc. a Delaware Corporation and wholly-owned subsidiary of WIT, pursuant to which ATSI acquired substantially all the assets of WIT for an aggregate purchase price of $30.5 million. The acquisition was financed through borrowings under the Company's credit agreement.

WIT is a local provider of video transport operations, transmitting and receiving voice, video and data by satellite and terrestrial networks.


Item 7.  Financial Statements and Exhibits.

(a)   Financial Statements of business acquired.

Pursuant to Regulation 240.15d-11, the Company met the Form 8-K requirements to provide financial statements for the periods specified in Regulation 210.3.05 in the Company's Amendment No. 1 to Registration Statement No. 333-52481 on Form S-1 as filed on June 1, 1998. The financial statements of ATC were provided as follows:

         Independent Auditors' Report
         Consolidated Balance Sheets as December 31, 1996 and 1997 and March 31, 1998 (unaudited)
         Consolidated Statements of Operations for the years ended December 31, 1995, 1996 and 1997 and three months ended March 31, 1997 and 1998 (unaudited)
         Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1996 and 1997 and three months ended March 31, 1998 (unaudited)
         Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997 and three months ended March 31, 1997 and 1998 (unaudited)
         Notes to Consolidated Financial Statements


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         (b)  Unaudited Pro Forma Financial Information.

         Pursuant to Regulation 240.15d-11, the Company met the Form 8-K requirements to provide pro forma financial statements for the periods specified in Regulation 210.11.02 and 11.03 in the Company's Amendment No. 1 to Registration Statement No. 333- 52481 on Form S-1 as filed on June 1, 1998. The following unaudited pro forma condensed consolidated financial statements were provided in the filing:

         Unaudited Pro Forma Condensed Consolidated Balance Sheet for the three months ended March 31, 1998
         Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1998 and year ended December 31, 1998 Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         (c)  Exhibits.

         Exhibit 2.1 - First Amendment to Agreement and Plan of Merger, dated as of June 5, 1998, by and among the Company and American Tower Corporation. (Exhibits omitted)

         Exhibit 2.2 - Agreement and Plan of Merger, dated as of December 12, 1997, by and among the Company and American Tower Corporation.*

         * Filed as Exhibit 2.3 to the Company's Registration Statement on Form S-4 filed on February 10, 1998 (File No. 333-46025).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                               AMERICAN TOWER CORPORATION
                               (Registrant)

Date:    June 10, 1998         By: /s/ Justin D. Benincasa
                                  Name: Justin D. Benincasa
                                  Title: Vice President and Corporate Controller